PLAN INVESTMENT FUND, INC.

Ultrashort Duration Bond Portfolio

Ultrashort Duration Government Portfolio

Supplement dated August 14, 2017 to the

Prospectus dated April 30, 2017

On August 9, 2017, the Board of Trustees of Plan Investment Fund, Inc. (“Fund”), upon the recommendation of Fund management, approved a plan to liquidate the Ultrashort Duration Bond Portfolio and Ultrashort Duration Government Portfolio (each, a “Portfolio”) (the “Liquidation”), such Liquidation to take place on or about September 15, 2017 (the “Liquidation Date”). Any Participation Certificates of the Portfolios outstanding on the Liquidation Date will be automatically redeemed on that date. Effective immediately, the Portfolios are no longer accepting new investments.

It is expected that immediately following the Liquidation, the cash proceeds of the Liquidation will be distributed to Participation Certificate holders of the Portfolios in a complete redemption of their Participation Certificates, after all charges, taxes, expenses and liabilities of the Fund have been paid or accounted for by the Portfolios. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be considered a taxable event like any other redemption of Participation Certificates. Participation Certificate holders should consult with their tax advisors for more information about the tax consequences of the Liquidation to them.

In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the Liquidation, the Portfolios may deviate from their investment objectives and strategies.

At any time prior to the Liquidation Date, Participation Certificate holders may redeem their interests in the Portfolios pursuant to the procedures set forth beginning on page 15 of the Prospectus.

Please Retain This Supplement for Future Reference.